                                                                    Exhibit 99.1

      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
      Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated
      Student Loan Asset-Backed Notes, Series 1999-1
      Report for the Month Ended September 30, 2000

I.    Noteholder Information

A.    Identification of Notes

      Series   Description                         Cusip #      Due Date
      --------------------------------------------------------------------------
      1999-1A  Senior Auction Rate Notes...........280907AP1....December 1, 2035
      1999-1B  Senior Auction Rate Notes...........280907AQ9....December 1, 2035
      1999-1C  Subordinate Auction Rate Notes......280907AR7....December 1, 2035

B.    Notification of Redemption Call of Notes

      None

C.    Principal Outstanding - September, 2000

                       Principal         Principal            Principal
                    Outstanding,          Payments         Outstanding,
      Series      Start of Month      During Month         End of Month
      ------------------------------------------------------------------
      1999-1A     $78,000,000.00             $0.00       $78,000,000.00
      1999-1B      39,000,000.00              0.00        39,000,000.00
      1999-1C       9,300,000.00              0.00         9,300,000.00
                --------------------------------------------------------
      Totals     $126,300,000.00             $0.00      $126,300,000.00
                ========================================================

D.    Accrued Interest Outstanding - September, 2000

                 Accrued Interest         Interest         Interest   Accrued Interest         Interest
                     Outstanding,          Accrued         Payments       Outstanding,       Rate As Of
      Series       Start of Month     During Month     During Month       End of Month     End Of Month
      --------------------------------------------------------------------------------------------------
      1999-1A         $128,290.50      $427,182.17      $399,126.00        $156,346.67         6.56000%
      1999-1B           63,375.00       211,607.50       197,166.67          77,815.83         6.53000%
      1999-1C           15,461.25        51,622.75        48,101.67          18,982.33         6.68000%
               ------------------------------------------------------------------------
      Totals          $207,126.75      $690,412.42      $644,394.34        $253,144.83
               ========================================================================

E.    Net Loan Rates for Next Interest Period

                     Interest Period
      Series           Starting Date      Net Loan Rate
      --------------------------------------------------
      1999-1A              15-Nov-00              9.84%
      1999-1B              15-Nov-00              9.87%
      1999-1C              15-Nov-00              9.61%

F.    Noteholders' Carry-Over Amounts - September, 2000

                    Carry-Over                                       Carry-Over
                      Amounts,       Additions        Payments         Amounts,
      Series    Start of Month    During Month    During Month     End of Month
      --------------------------------------------------------------------------
      1999-1A            $0.00           $0.00           $0.00            $0.00
      1999-1B             0.00            0.00            0.00             0.00
      1999-1C             0.00            0.00            0.00             0.00
                ----------------------------------------------------------------
      Totals             $0.00           $0.00           $0.00            $0.00
                ================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - September, 2000

                        Accrued        Interest        Interest         Accrued
                      Interest,         Accrued        Payments       Interest,
      Series     Start of Month    During Month    During Month    End of Month
      --------------------------------------------------------------------------
      1999-1A             $0.00           $0.00           $0.00           $0.00
      1999-1B              0.00            0.00            0.00            0.00
      1999-1C              0.00            0.00            0.00            0.00
                ----------------------------------------------------------------
      Totals              $0.00           $0.00           $0.00           $0.00
                ================================================================

II.   Fund Information

A.    Reserve Fund - September, 2000
                                                                         Amount
                                                                ---------------
      Balance, Start of Month...................................  $1,894,500.00
      Additions During Month....................................           0.00
      Less Withdrawals During Month.............................           0.00
                                                                ---------------
      Balance, End of Month.....................................  $1,894,500.00
                                                                ===============

B.    Capitalized Interest Account - September, 2000
                                                                         Amount
                                                                ---------------
      Balance, Start of Month...................................  $4,554,040.99
      Additions During Month....................................           0.00
      Less Withdrawals During Month.............................           0.00
                                                                ---------------
      Balance, End of Month.....................................  $4,554,040.99
                                                                ===============

C.    Acquisition Account - September, 2000
                                                                         Amount
                                                                ---------------
      Balance, Start of Month...................................          $0.00
      Additions During Month (Transfers from Surplus Fund)......   2,303,998.18
      Less Withdrawals for Eligible Loans:
        Principal Acquired......................................  (2,218,427.61)
        Premiums and Related Acquisition Costs..................     (85,570.57)
                                                                ---------------
      Balance, End of Month.....................................         ($0.00)
                                                                ===============

D.    Alternative Loan Guarantee Account - September, 2000
                                                                         Amount
                                                                ---------------
      Balance, Start of Month...................................  $1,652,600.46
      Guarantee Fees Received (Refunded) During Month...........           0.00
      Interest Received During Month............................       8,272.52
      Other Additions During Month..............................           0.00
      Less Withdrawals During Month for Default Payments........    (328,832.74)
                                                                ---------------
      Balance, End of Month.....................................  $1,332,040.24
                                                                ===============

III.  Student Loan Information

A.    Student Loan Principal Outstanding - September, 2000
                                                                         Amount
                                                                ---------------
      Balance, Start of Month...................................$105,899,640.10
      Loans Purchased / Originated..............................   2,218,427.61
      Capitalized Interest......................................     149,962.08
      Less Principal Payments Received..........................  (1,031,875.75)
      Less Defaulted Alternative Loans Transferred..............    (305,140.10)
      Other Increases (Decreases)...............................       1,333.05
                                                                ---------------
      Balance, End of Month.....................................$106,932,346.99
                                                                ===============

B.    Composition of Student Loan Portfolio as of September 30, 2000

                                                                         Amount
                                                                ---------------
      Aggregate Outstanding Principal Balance...................$106,932,346.99
      Number of Borrowers.......................................         16,238
      Average Outstanding Principal Balance Per Borrower........         $6,585
      Number of Loans (Promissory Notes)........................         29,945
      Average Outstanding Principal Balance Per Loan............         $3,571
      Weighted Average Interest Rate............................          8.49%

C.    Distribution of Student Loan Portfolio by Loan Type as of September 30,
      2000

                                             Outstanding
                                               Principal
      Loan Type                                  Balance              Percent
      -----------------------------------------------------------------------
      Stafford - Subsidized.............  $35,894,391.10                33.6%
      Stafford - Unsubsidized...........   21,480,030.12                20.1%
      PLUS..............................   14,108,891.74                13.2%
      SLS...............................      116,765.99                 0.1%
      Consolidation.....................    5,842,678.47                 5.5%
      Alternative.......................   29,489,589.57                27.6%
                                        -------------------------------------
      Total............................. $106,932,346.99               100.0%
                                        =====================================

D. Distribution of Student Loan Portfolio by Interest Rate as of September 30, 2000

                                             Outstanding
                                               Principal
      Interest Rate                              Balance              Percent
      -----------------------------------------------------------------------
      Less Than 7.00%...................     $162,505.04                 0.2%
      7.00% to 7.49%....................    1,002,151.78                 0.9%
      7.50% to 7.99%....................   10,199,413.92                 9.5%
      8.00% to 8.49%....................   67,635,521.43                63.3%
      8.50% to 8.99%....................   13,525,763.15                12.6%
      9.00% to 9.49%....................   10,259,007.45                 9.6%
      9.50% or Greater..................    4,147,984.22                 3.9%
                                        -------------------------------------
      Total............................. $106,932,346.99               100.0%
                                        =====================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of September 30, 2000

                                             Outstanding
                                               Principal
      Borrower Payment Status                    Balance              Percent
      -----------------------------------------------------------------------
      School............................  $18,643,525.26                17.4%
      Grace.............................    5,397,264.28                 5.0%
      Repayment.........................   65,835,970.90                61.6%
      Deferment.........................   11,798,092.22                11.0%
      Forbearance.......................    5,257,494.33                 4.9%
                                        -------------------------------------
      Total............................. $106,932,346.99               100.0%
                                        =====================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of September 30, 2000

                                                      Percent by Outstanding Balance
                                                    ---------------------------------
                                                          Repayment,
                                                          Deferment,
                                        Outstanding      Forbearance
                                          Principal  & Claims Status    All Loans in
      Delinquency Status                    Balance       Loans Only       Portfolio
      ------------------------------------------------------------------------------
      31 to 60 Days.................. $2,703,408.15             3.3%            2.5%
      61 to 90 Days..................  2,298,215.54             2.8%            2.1%
      91 to 120 Days.................  1,145,695.07             1.4%            1.1%
      121 to 180 Days................  1,144,340.01             1.4%            1.1%
      181 to 270 Days................  1,170,811.24             1.4%            1.1%
      Over 270 Days..................    721,465.27             0.9%            0.7%
      Claims Filed, Not Yet Paid.....    209,613.34             0.3%            0.2%
                                     -----------------------------------------------
      Total.......................... $9,393,548.62            11.3%            8.8%
                                     ===============================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of September 30, 2000

                                               Outstanding
                                                 Principal
      Guarantee Status                             Balance              Percent
      -------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%..........     $376,712.44                 0.4%
      FFELP Loan Guaranteed 98%...........   77,066,044.98                72.1%
      Alternative Loans Non-Guaranteed....   29,489,589.57                27.6%
                                          -------------------------------------
      Total............................... $106,932,346.99               100.0%
                                          =====================================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of September 30, 2000

                                                       Outstanding
                                                         Principal
      Guarantee Agency                                     Balance      Percent
      -------------------------------------------------------------------------
      Education Assistance Corporation............  $36,943,771.12        34.5%
      California Student Aid Commission...........   21,065,311.35        19.7%
      United Student Aid Funds, Inc...............    8,736,924.98         8.2%
      Pennsylvania Higher Education Assistance
       Agency.....................................    4,463,448.09         4.2%
      Great Lakes Higher Education Corporation....    4,262,695.80         4.0%
      Other Guarantee Agencies....................    1,970,606.08         1.8%
      Alternative Loans Non-Guaranteed............   29,489,589.57        27.6%
                                                  -----------------------------
      Total....................................... $106,932,346.99       100.0%
                                                  =============================

I.    Fees and Expenses Accrued For / Through September, 2000

                                                                     For The 9
                                                                  Months Ended
                                          September, 2000       Sept. 30, 2000
                                        --------------------------------------
      Servicing Fees....................       $93,565.80          $822,519.80
      Indenture Trustee Fees............         2,631.30            23,681.36
      Broker / Dealer Fees..............        26,312.50           206,114.57
      Auction Agent Fees................         2,105.00            19,225.68
      Other Permitted Expenses..........             0.00               210.00
                                        --------------------------------------
      Total.............................      $124,614.60        $1,071,751.41
                                        ======================================

J.    Ratio of Assets to Liabilities as of September 30, 2000

                                                               Amount
                                                     ----------------
      Total Indenture Assets......................... $126,110,617.50
      Total Indenture Liabilities....................  126,646,911.98
                                                     ----------------
      Ratio..........................................          99.58%
                                                     ================